                                                                    EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report dated August 1, 1997 on the consolidated financial statements of Christiana Companies, Inc. into this Current Report on Form 8-K and into EVI, Inc.'s previously filed Registration Statement File Nos. 33-31662, 33-56384, 33-56386, 33-65790, 33-64349, 333-13531, 333-24133,
333-39587, 333-44345, 333-45207 and 333-49527.


ARTHUR ANDERSEN LLP

Milwaukee, Wisconsin
April 21, 1998